                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        Stefanie V. Chang
PRESIDENT AND DIRECTOR                  VICE PRESIDENT

Peter J. Chase                          Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Valerie Y. Lewis
DIRECTOR                                SECRETARY

Graham E. Jones                         Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                  AFRICA INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------


                                 FIRST QUARTER REPORT
                                    MARCH 31, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------------------

For the three months ended March 31, 1998, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 19.72% compared to 13.77% for the Fleming Africa Index including South Africa (the "Index"). For the one year ended March 31, 1998, and for the period since the Fund's commencement of operations on February 14, 1994 through March 31, 1998, the Fund's total return, based on net asset value per share, was 2.11% and 80.87%, respectively, compared to -7.38% and 56.91%, respectively, for the Index. On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $14 3/16 , representing a 18.0% discount to the Fund's net asset value per share.

The Fund's strong performance during the first quarter was as a result of being overweight in Ghana, Zimbabwe, and Botswana and from good stock selection in South Africa, Egypt and Mauritius.

SOUTH AFRICA

The Johannesburg Stock Exchange (JSE) Overall Index appreciated by 18.0% during the first quarter ended March 31, 1998. The beginning of corporate restructuring, focused primarily in the financial services industry, provided the catalyst for the market to appreciate aggressively during the quarter. As a consequence, the JSE financial index increased by 34% during the quarter. Further fuelling the market was anticipation of lower interest rates as a result of a continued downward trend in inflation with CPI and PPI falling to 5.4% and 2.5%, respectively.

The government continues to provide macro economic stability by reducing the fiscal deficit for 1997/98 to 4.1% from 5.1% in the prior year. Monetary policy remains restrictive with real rates still in the 8% range. We continue to expect the Reserve Bank to cut interest rates by 2% during the course of the year to stimulate economic growth in a low inflation environment. A further stimulant to growth will be provided by the demutualization of Sanlam in the second half of 1998 and Old Mutual in 1999, the nation's largest life insurers. This process will provide a one-off increase in individuals' disposable income and should benefit the consumer and durable sectors of the economy.

We expect South Africa to sustain its performance for the remainder of 1998 as corporate restructuring/refocusing gathers momentum across all sectors of the economy and, corporate management pursue and implement policies that make their businesses more globally competitive.

GHANA

Ghana was the best performing market in Africa and across all emerging markets during the first quarter of 1998. The Databank Index appreciated by 59.5% during the quarter. As mentioned in our 1997 annual report, Ghana was one of the most attractive markets in Africa based on fundamental valuation. The Fund was ideally positioned to benefit from this re-rating, holding a 6.5% weighting in Ghana at the beginning of 1998. Some of the Fund's holdings such as Social Security Bank and Home Finance more than doubled in value during the quarter.

The market remains attractively valued in-spite of the recent run-up. We estimate the market's forward rating (excluding Ashanti Gold) is 6.1 times with real earnings growth of 15% to December 31, 1998.

EGYPT

The EFG index fell by 2.2% during the first quarter, reacting to downward revisions in economic expectations resulting from the Luxor massacre in 1997. Tourism-related investment, however, did not fall significantly, and the number of foreign visitors to the country, though down 35%, dropped less than previously thought. Other parts of the economy also appear to be surprisingly resilient with the construction and consumer sectors still expanding at a healthy pace. The main economic indicators continue their improving trends, with inflation inching lower and likely to end around 4% this year, interest rates stable and the current account and fiscal deficits in check.

We continue to be constructive on the Egyptian market, as valuations are moderate and growth prospects robust. We look for stronger confidence in the market as solid economic figures are posted in the face of the Luxor scare and the market is forced to revise its expectations higher. Our emphasis is on construction, infrastructure and consumer sector plays.

ZIMBABWE

Zimbabwe rebounded strongly in the first quarter, with the Flemings Zimbabwe All-Share Index jumping 44%, aided by the currency recovering some of the ground lost in the devaluation of 1997. The Zimbabwe dollar stabilized at an exchange rate of Z$16.2 against the U.S. dollar from a low of Z$19.25 in January, as investors reacted to the government's temporary capitulation on the land acquisition issue and an impending IMF accord. The final resolution of these issues is still the critical event that will drive the market going forward.

Inflation and interest rates have moved sharply higher as a result of the currency devaluation. Core CPI figures for 1998 are expected to increase to 35% and local money market rates have moved to reflect the new reality. GDP growth should be 3.0% this year, down from 3.5% in 1997, a figure impacted by low tobacco prices, a major foreign exchange earner for the country. On the sociopolitical front, protests have broken out over the current economic situation, sparking debate about the ability of the current government to effectively address the critical issues and eroding its support base.

REST OF AFRICA

The Fund holds approximately 20% of its investments outside the above-mentioned countries. In Mauritius, the most significant of these holdings, the SEMDEX Index appreciated by 2.8% in the first quarter. Corporate restructuring activity lifted the market at the end of the quarter, erasing losses created by fears of competitive pressures from Asia on the nation's all-important textile trade. Botswana also rose during the quarter, on the back of strong corporate results, a smooth political transition and stability in the economic front. Both of these markets, we believe, merit overweights as price-to-earnings valuations are only 12.1 times and 10.7 times, respectively, and EPS growth remains solid.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Jaideep Khanna

Jaideep Khanna
PORTFOLIO MANAGER

April 1998

Morgan Stanley Africa Investment Fund. Inc.
Investment Summary as of March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL RETURN (%)
HISTORICAL                       ------------------------------------------------------------------------------------------
INFORMATION                         MARKET VALUE (1)               NET ASSET VALUE (2)                   INDEX (3)
                                 -------------------------       -------------------------       --------------------------
                                                  AVERAGE                         AVERAGE                         AVERAGE
                                 CUMULATIVE        ANNUAL        CUMULATIVE        ANNUAL        CUMULATIVE        ANNUAL
                                 ----------        -------       ----------       --------       ----------       ---------
           FISCAL YEAR TO DATE     23.37%             --           19.72%             --           13.77%              --
           ONE YEAR                 1.48            1.48%           2.11            2.11%          -7.38            -7.38%
           SINCE INCEPTION*        48.34           10.03           80.87           15.45           56.91            11.66
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
---------------------------------------------------------------------------------------------------------------------------


RETURNS AND PER SHARE INFORMATION (2)

[GRAPH]

                                 Years ended December 31:

                                                                                  THREE MONTHS
                                                                                      ENDED
                                                                                    MARCH 31,
                             1994*          1995          1996          1997          1998
                            -------       -------       -------       -------     ------------
Net Asset Value Per Share .  $14.43       $17.05        $16.86        $14.45        $17.30
Market Value Per Share. . .  $11.38       $12.88        $13.63        $11.50        $14.19
Premium/(Discount). . . . .   -21.1%       -24.5%        -19.2%        -20.4%        -18.0%
Income Dividends. . . . . .  $ 0.54       $ 0.96        $ 0.14        $ 0.30            --
Capital Gains Distributions      --       $ 0.01        $ 1.23        $ 2.25            --
Fund Total Return (2) . . .    7.34%       26.14%         8.64%         2.69%         19.72%
Index Total Return (3). . .   38.41%       14.81%       -10.72%        -4.61%         13.77%



(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fleming Africa Index including South Africa is a market capitalization weighted index based on the indices of eleven countries including Botswana, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Namibia, South Africa, Tunisia, and Zimbabwe. The local indices include dividends except for Botswana, Ghana, Kenya and Namibia. The historical return of the Index for the comparable periods are presented above.
*    The Fund commenced operations on February 14, 1994.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of March 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]


                   Debt Instruments                          1.1%
                   Equity Securities                        97.9%
                   Short-Term Investments                    1.0%

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]


                   Banking                                  18.7%
                   Beverages & Tobacco                      10.5%
                   Building Materials & Components           3.8%
                   Business & Public Services                3.5%
                   Chemicals                                 5.5%
                   Food & Household Products                 3.0%
                   Leisure & Tourism                         3.4%
                   Merchandising                             5.9%
                   Multi-Industry                           19.5%
                   Real Estate                               3.2%
                   Other                                    23.0%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]



                   Zambia                                    1.6%
                   Morocco                                   1.7%
                   Kenya                                     1.8%
                   Botswana                                  4.5%
                   Mauritius                                 9.5%
                   Ghana                                     9.7%
                   Zimbabwe                                 13.3%
                   Other                                     1.6%
                   South Africa                             33.6%
                   Egypt                                    22.7%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                           PERCENT OF
                                                           NET ASSETS
                                                           ----------

1.  New Africa Investments Ltd. (South Africa)               5.4%
2.  State Bank of Mauritius (Mauritius)                      4.7
3.  Delta Corp. (Zimbabwe)                                   4.7
4.  Social Security Bank Ltd. (Ghana)                        3.9
5.  Meikles Africa Ltd. (Zimbabwe)                           3.9
6.  Sechaba Breweries Ltd. (Botswana)                        3.7%
7.  Madinet Nasr Housing & Development (Egypt)               2.5
8.  Egyptian Finance & Industrial (Egypt)                    2.3
9.  Standard Chartered Bank (Ghana)                          2.3
10. DataTec Ltd. (South Africa)                              2.2
                                                            ----
                                                            35.6%
                                                            ----
                                                            ----

INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
MARCH 31, 1998

                                                                          VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (4.5%)
BANKING
   Barclays Bank of Botswana                              170,000  U.S. $  748
   First National Bank of Botswana                        140,000          429
   Standard Chart Bank of Botswana                        210,000          910
                                                                  ------------
                                                                         2,087
                                                                  ------------
BEVERAGES & TOBACCO
   Sechaba Breweries Ltd.                               7,321,450        9,895
                                                                  ------------
                                                                        11,982
                                                                  ------------
--------------------------------------------------------------------------------
EGYPT (22.7%)
BANKING
   Commercial International Bank                          199,090        3,737
   National Societe Generale Bank                          50,000        1,238
   Watany Bank                                             22,014           88
                                                                  ------------

                                                                         5,063
                                                                  ------------
BEVERAGES & TOBACCO
   Al-Ahram Beverages Co.                                  28,650        1,774
   Al-Ahram Beverages Co. GDR                              94,500        2,859
   Eastern Tobacco                                        256,150        5,864
                                                                  ------------
                                                                        10,497
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
   Ameriyah Cement Co.                                     63,643        1,308
   Helwan Portland Cement                                 134,800        2,840
   Suez Cement Co.                                        100,000        2,160
   Torah Portland Cement Co.                              150,770        3,274
                                                                  ------------
                                                                         9,582
                                                                  ------------
CHEMICALS
   Egyptian Finance & Industrial                          112,450        6,196
   Paints & Chemical Industries                            19,510          664
   Paints & Chemical Industries GDR                       282,400        3,156
                                                                  ------------
                                                                        10,016
                                                                  ------------
CONSTRUCTION & HOUSING
   Arabian International                                   46,000        1,930
   Industrial & Engineering                               191,338        3,481
                                                                  ------------
                                                                         5,411
                                                                  ------------
ELECTRICAL & ELECTRONICS
   Egyptian Electro Cables                                 21,780          430
                                                                  ------------
ENERGY EQUIPMENT & SERVICES
   Miraco International                                     8,800          200
                                                                  ------------

FOOD & HOUSEHOLD PRODUCTS
   Alexandria Flour Mills                                  30,800          569
   Central Flour Mill                                         110            1
   North Cairo Flour Mills                                 50,805        1,208
                                                                  ------------
                                                                         1,778
                                                                  ------------
MERCHANDISING
   MSIR Free Shops Co.                                    103,420        1,184
                                                                  ------------
REAL ESTATE
   Helioplis Housing                                       15,000        1,937
   Madinet Nasr Housing &
     Development                                          105,790        6,597
                                                                  ------------
                                                                         8,534
                                                                  ------------
TEXTILES & APPAREL
   KABO-El Nasr Clothing &
     Textile Co.                                          110,850 U.S. $ 2,927
                                                                  ------------
UTILITIES -- ELECTRICAL & GAS
   Egypt Gas                                               50,000        4,989
                                                                  ------------
                                                                        60,611
                                                                  ------------
--------------------------------------------------------------------------------
GHANA (9.7%)
AUTOMOBILES
   Mechanical Lloyd Co. Ltd.                            2,000,000          250
                                                                  ------------
BANKING
   Ghana Commercial Bank                                5,394,580        2,591
   Social Security Bank Ltd.                            6,560,000       10,385
   Standard Chartered Bank                                920,500        6,048
                                                                  ------------
                                                                        19,024
                                                                  ------------
BEVERAGES & TOBACCO
   Guinness Ghana                                       3,800,979        2,135
   Kumasi Brewery Ltd.                                    336,000          190
   Pioneer Tobacco Co. Ltd.                             5,906,600        1,250
                                                                  ------------
                                                                         3,575
                                                                  ------------
FINANCIAL SERVICES
   Home Finance Co.                                     2,345,700          507
FOOD & HOUSEHOLD PRODUCTS                                         ------------
   Unilever                                             1,595,800        1,158
MANUFACTURING                                                     ------------
   Aluworks Ghana Ltd.                                  1,200,000        1,296
METALS -- NON-FERROUS                                             ------------
   Ghana Pioneer Aluminum
     Factory                                            1,043,400           97
                                                                  ------------
                                                                        25,907
                                                                  ------------
--------------------------------------------------------------------------------
IRELAND (0.7%)
MINING
   Kenmare Resources                                    3,815,000          726
OIL & GAS                                                         ------------
   Tuskar Resources plc                                17,829,000        1,046
                                                                  ------------
                                                                         1,772
                                                                  ------------
--------------------------------------------------------------------------------
IVORY COAST (0.6%)
MISCELLANEOUS MATERIALS & COMMODITIES
   SOC Ivoirienne de Coco Rappe                            24,000          782
MULTI-INDUSTRY                                                    ------------
   Filature Tissages Sacs                                  20,000          931
                                                                  ------------
                                                                         1,713
                                                                  ------------
--------------------------------------------------------------------------------
KENYA (1.8%)
BANKING
   Kenya Commercial Bank Ltd.                             991,326        1,126
   National Industrial Credit Bank                        311,551          245
                                                                  ------------
                                                                         1,371
CONSTRUCTION & HOUSING                                            ------------
   Athi River Mining Ltd.                               3,262,500          518
INDUSTRIAL COMPONENTS                                             ------------
   Firestone East Africa Ltd.                           3,171,300        1,033
                                                                  ------------
--------------------------------------------------------------------------------

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
KENYA (CONTINUED)
MERCHANDISING
   Uchumi Supermarket Ltd.                              2,501,107 U.S.  $1,671
UTILITIES -- ELECTRICAL & GAS                                     ------------
   Kenya Power & Lighting Co. Ltd.                        100,000          301
                                                                  ------------
                                                                         4,894
                                                                  ------------
--------------------------------------------------------------------------------
MAURITIUS (9.5%)
BANKING
   Mauritius Commercial Bank                            1,202,145        5,209
   State Bank of Mauritius                             20,842,469       12,593
                                                                  ------------
                                                                        17,802
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Happy World Foods Ltd.                               1,457,634          948
LEISURE & TOURISM                                                 ------------
   New Mauritius Hotels                                 1,616,112        3,535
                                                                  ------------
MULTI-INDUSTRY
   Rogers and Co. Ltd.                                    602,081        3,261
                                                                  ------------
                                                                        25,546
                                                                  ------------
--------------------------------------------------------------------------------
MOROCCO (1.7%)
MULTI-INDUSTRY

   SNI Maroc                                               53,011        4,488
                                                                  ------------
--------------------------------------------------------------------------------
SOUTH AFRICA (32.5%)
BANKING
   NBS Boland Group Ltd.                                1,001,260        2,724
BEVERAGES & TOBACCO                                               ------------
   Amalgamated Beverage
    Industries Ltd.                                       409,700        3,905
   Suncrush Ltd.                                          100,000          263
                                                                  ------------
                                                                         4,168
                                                                  ------------
BROADCASTING & PUBLISHING
   Perskor Beleggings Beperk                            2,942,200        2,074
   Primedia Ltd.                                          705,800        4,640
                                                                  ------------
                                                                         6,714
                                                                  ------------
BUSINESS & PUBLIC SERVICES
   The Education Investment
     Corp. Ltd.                                         2,885,000        5,242
   Persetel Holdings Ltd.                                 500,000        4,086
                                                                  ------------
                                                                         9,328
                                                                  ------------
CHEMICALS
   Polfin Ltd.                                          1,333,800        1,920
   SASOL Ltd.                                              53,242          431
   SASOL Ltd. 8.50% (Convertible Preferred)               294,400        2,266
                                                                  ------------
                                                                         4,617
                                                                  ------------
CONSTRUCTION & HOUSING
   Concor Ltd.                                            344,522        1,847
ELECTRICAL & ELECTRONICS                                          ------------
   DataTec Ltd.                                           396,393        5,904
   Spescom Electronics Ltd.                               700,000        1,314
                                                                  ------------
                                                                         7,218
                                                                  ------------
ENERGY SOURCES
   Energy Africa Ltd.                                     400,000        1,446
                                                                  ------------
--------------------------------------------------------------------------------

FINANCIAL SERVICES
   Coronation Holdings Ltd.                               200,000 U.S.  $3,932
   Orion Selections Holdings Ltd.                         300,000        1,075
   Orion Selections Ltd.                                  823,000        2,207
                                                                  ------------
                                                                         7,214
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Illovo Sugar Ltd.                                      500,000          854
FOREST PRODUCTS & PAPER                                           ------------
   Malbak Ltd.                                            150,000          140
LEISURE & TOURISM                                                 ------------
   Kersaf Investments Ltd.                                117,000          848
   Spur Holdings Ltd.                                     672,200          801
   Sun International Ltd.                               4,923,571        2,298
                                                                  ------------
                                                                         3,947
                                                                  ------------
MACHINERY & ENGINEERING
   Howden Africa Holdings Ltd.                          2,010,172        1,158
MERCHANDISING                                                     ------------
   New Clicks Holdings Ltd.                             1,481,457        2,589
METALS -- NON-FERROUS                                             ------------
   Anglo American Platinum Corp.                          200,828        3,087
MULTI-INDUSTRY                                                    ------------
   Barlow Ltd.                                            195,700        1,593
   Bidvest Group Ltd.                                     472,430        5,160
   First South Africa Corp.                               278,404        2,105
   New Africa Investments
     Ltd. (Preferred) 'N'                              10,000,000       14,299
                                                                  ------------
                                                                        23,157
                                                                  ------------
RETAIL -- MAJOR DEPARTMENT STORES
   Edgars Stores Ltd.                                     108,200        1,831
   Ellerine Holdings Ltd.                                 200,000        1,906
   Protea Furnishers Ltd.                               3,500,000        3,024
                                                                  ------------
                                                                         6,761
                                                                  ------------
                                                                        86,969
                                                                  ------------
--------------------------------------------------------------------------------
ZAMBIA (1.6%)
FOOD & HOUSEHOLD PRODUCTS
   Zambia Sugar Co. Ltd.                              151,371,609        2,530
MINING                                                            ------------
   Zambia Consolidated
     Copper Mines                                         600,000        1,740
                                                                  ------------
                                                                         4,270
                                                                  ------------
--------------------------------------------------------------------------------
ZIMBABWE (13.3%)
BANKING
   NMBZ Holdings Ltd.                                   2,284,000        1,832
BUILDING MATERIALS & COMPONENTS                                   ------------
   PG Industries                                        1,647,545          153
   Portland Holdings Ltd.                                 425,000          368
                                                                  ------------
                                                                           521
                                                                  ------------
ENERGY SOURCES
   Wankie Colliery Co. Ltd.                             7,221,900        1,789
   Wankie Colliery Co. Ltd. (U.K.)                        650,000          174
                                                                  ------------
                                                                         1,963
                                                                  ------------
--------------------------------------------------------------------------------

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
ZIMBABWE (CONTINUED)
FOOD & HOUSEHOLD PRODUCTS
   Eastern Highlands                                    3,375,659  U.S. $   627
LEISURE & TOURISM                                                 ------------
   Zimbabwe Sun                                         6,617,338        1,721
MERCHANDISING                                                     ------------
   Meikles Africa Ltd.                                  8,419,880       10,314
METALS -- NON-FERROUS                                             ------------
   Bindura Nickel Corp. Ltd.                              658,750          143
MULTI-INDUSTRY                                                    ------------
   CFI Holdings                                         1,054,300           82
   Delta Corp.                                         13,497,630       12,536
   TA Holdings Ltd.                                    11,250,100        1,254
   Trans Zambezi Industries Ltd.                        6,012,410        1,396
   Trans Zambezi Industries Ltd.
      ADR                                               5,000,000        1,161

   Trans Zambezi Industries Ltd. -
      New                                                 360,000           84

   TSL Ltd.                                             3,477,000          893
                                                                  ------------
                                                                        17,406
                                                                  ------------
TEXTILES & APPAREL

   Spinweave                                            4,448,000          151
WHOLESALE AND INTERNATIONAL TRADE                                 ------------

   Interfresh Ltd.                                     15,000,000          790
                                                                  ------------
                                                                        35,468
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost U.S.$216,159)                                                 263,620
                                                                  ------------
--------------------------------------------------------------------------------
                                                     FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (1.1%)
--------------------------------------------------------------------------------
SOUTH AFRICA (1.1%)
MULTI-INDUSTRY
  First South Africa Corp.
   9.00%, 6/15/04
  (Cost U.S.$2,252)                       U.S.             $2,500         2,867
                                                                  ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.1%)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.1%)
 Egyptian Pound                           EGP               8,761        2,571
 Ghana Cedi                               GHC             108,000           47
 South African Rand                       ZAR               1,017          202
 Zimbabwe Dollar                          ZWD                 738           46
                                                                  ------------
 (Cost U.S.$2,865)                                                       2,866
                                                                  ------------
--------------------------------------------------------------------------------

                                                             AMOUNT       VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS  (100.8%)
 (Cost U.S.$221,276)                                               U.S.$269,353
                                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES   (-0.8)%
  Other Assets                                        U.S $2,147
  Liabilities                                             (4,219)      (2,072)
                                                      ----------- ------------
--------------------------------------------------------------------------------

NET ASSETS (100%)
 Applicable to 15,448,477 issued and
  outstanding U.S.$0.01 par value shares
  (100,000,000 shares authorized)                                 U.S.$267,281
                                                                  ------------
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
                                                                  U.S  .$17.30
                                                                  ------------
                                                                  ------------
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

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